EXHIBIT 99.5


GSAMP-04NC1 - Price/Yield - A1

Balance              $202,335,000.0     Delay          0                              LIBOR_1MO = 1.09, LIBOR_6MO = 1.15
Coupon               1.19               Dated          4/29/2004      Mult / Margin   1 / .1
Settle               4/29/2004          First Payment  5/25/2004      Cap / Floor     999 / 0

Price               5CPR          10CPR          20CPR           30CPR           40CPR           50CPR
                       Disc Margin    Disc Margin    Disc Margin     Disc Margin     Disc Margin     Disc Margin
           99.000               32             49             87             128             175             227
           99.125               30             44             77             113             154             200
           99.250               27             39             67              98             133             173
           99.375               24             35             58              84             113             146
           99.500               21             30             48              69              92             118
           99.625               18             25             39              54              71              91
           99.750               16             20             29              39              51              64
           99.875               13             15             20              25              30              37
          100.000               10             10             10              10              10              10
          100.125                7              5              1              -5             -10             -17
          100.250                4              0             -9             -19             -31             -44
          100.375                2             -5            -18             -34             -51             -71
          100.500               -1             -9            -28             -48             -71             -97
          100.625               -4            -14            -37             -63             -92            -124
          100.750               -7            -19            -47             -77            -112            -151
          100.875               -9            -24            -56             -92            -132            -178
          101.000              -12            -29            -66            -106            -152            -204

              WAL             4.62           2.58           1.31            0.85            0.61            0.46
 Principal Window    May04 - Apr14  May04 - Jan10  May04 - Mar07   May04 - Mar06   May04 - Aug05   May04 - Apr05


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.